Vanguard Market Liquidity Fund

Vanguard Municipal Cash Management Fund

Vanguard Prime Money Market Fund

Supplement to the Prospectuses

In the Investing With Vanguard section, the paragraph under the heading “Portfolio Holdings” is replaced with the following:

We post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the last business day of the most recent month. This list is updated within 5 business days after the end of the month and will remain available online for at least 6 months after the initial posting. Please consult the Funds’

Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PSI 30 092010

Vanguard Money Market Funds Vanguard Admiral Funds® Vanguard CMT Funds Vanguard California Tax-Free Funds Vanguard Florida Tax-Free Funds

Vanguard Massachusetts Tax-Exempt Funds Vanguard New Jersey Tax-Free Funds Vanguard New York Tax-Free Funds Vanguard Ohio Tax-Free Funds Vanguard Pennsylvania Tax-Free Funds Vanguard Municipal Bond Funds

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Management of the Funds section, the paragraph under the heading “Online Disclosure of Complete Portfolio Holdings” is replaced with the following:

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at www.vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at www.vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at www.vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth (5th) business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six (6) months after the initial posting. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made, as previously described, and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure, as previously described, when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI PORTH 09201